UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2019

Medidata Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Hudson Street, 9th Floor New York, New York (Address of principal executive offices)	10014 (Zip Code)

Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common stock, par value $0.01	MDSO	The NASDAQ Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on June 11, 2019, Medidata Solutions, Inc., a Delaware corporation (the "Company") (NASDAQ: MDSO), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dassault Systèmes SE, a societas Europaea (European company) organized under the laws of France ("Dassault Systèmes") (Euronext Paris: #13065, DSY.PA), Dassault Systèmes Americas Corp., a Delaware corporation and a wholly owned subsidiary of  Dassault Systèmes (“Parent”) and 3DS Acquisition 6 Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

On July 26, 2019, the Company and Dassault Systèmes submitted a joint voluntary notice for review by the Committee on Foreign Investment in the Unites States ("CFIUS"), which CFIUS accepted for review by letter dated August 8, 2019. In that letter, CFIUS confirmed that August 8, 2019 is the first day of the initial 45-day review period, and that this initial review will conclude no later than September 23, 2019.

On September 24, 2019, the Company issued a press release (the "Press Release") announcing that, on September 23, 2019, CFIUS notified the parties that it will initiate an additional 45 calendar day examination. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The parties continue to target the fourth quarter of 2019 for the closing of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 24, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.
Date: September 24, 2019
	By:	/s/ Michael I. Otner
Name:	Michael I. Otner
Title:	Executive Vice President—General Counsel and Secretary